




2020 Analyst Day

NOVEMBER 30, 2020

New Jersey Resources





Forward-Looking Statements and Non-GAAP Measures

Forward-Looking Statements

This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. New Jersey Resources Corporation (NJR, or the Company) cautions readers that the assumptions forming the basis for forward-looking statements include many factors that are beyond NJR's ability to control or estimate precisely, such as estimates of future market conditions and the behavior of other market participants. Words such as "anticipates," "estimates," "expects," "projects," "may," "will," "intends," "plans," "believes," "should" and similar expressions may identify forward-looking statements and such forward-looking statements are made based upon management's current expectations, assumptions and beliefs as of this date concerning future developments and their potential effect upon NJR. There can be no assurance that future developments will be in accordance with management's expectations, assumptions and beliefs or that the effect of future developments on NJR will be those anticipated by management. Forward-looking statements in this presentation include, but are not limited to, certain statements regarding NJR's net financial earnings (NFE) guidance for fiscal 2021 through fiscal 2024, as well as NJR's long-term NFE growth rate, dividend growth and dividend payout forecast, forecasted contribution of business segments to NJR's NFE from fiscal 2021 through fiscal 2024, NJNG's rate base compound annual growth rate (CAGR), planned capital expenditures, infrastructure and sustainability investments, energy efficiency program, customer growth rate and timetable and results of future base rate cases, schedule for completion of infrastructure projects, including but not limited to, Southern Reliability Link, NJRISE and SAFE II, NJR's cost management and expense reduction plans, assumptions regarding the future of energy markets and infrastructure, NJR's environmental sustainability and clean energy goals, emissions reduction strategies, initiatives and targets and our investments in infrastructure, renewables and emerging technologies such as electric vehicles, battery storage, renewable natural gas and hydrogen gas, NJR Clean Energy Ventures' future capital investment target, projected installed solar capacity, revenue growth, project returns, the eligibility of projects for investment tax credits (ITC) (including expected safe-harbored ITC rates), demand for residential and commercial solar energy, expected decrease in construction and operating costs relating to solar projects, participation in the New Jersey Transitional Solar Market, ability to continue to expand to markets outside of New Jersey, the ability to pursue tax equity financing through sale leasebacks of our solar projects, and projections with respect to ITC carryforward balances, the impact of a change in accounting policy for ITCs, natural gas optimization and energy efficiency investments and the impact of current and future energy efficiency laws and regulations, the CAGR of Storage & Transportation's (S&T) Adjusted EBITDA, future access to supply as well as demand for natural gas and natural gas storage, our ability to construct, profitably operate and expand the Adelphia Gateway pipeline, including forecasts with respect to construction timing, the nature of future revenues and customer contracts, our ability to profitably operate the Steckman Ridge Storage facility, including customer contracts and revenues; and to profitably operate and expand the Leaf River Energy Center, the ability to construct the PennEast pipeline, NJR Energy Services' "go-forward" strategy, including long-option and optimization strategies, NJR's balance sheet and credit metrics forecast, the ongoing COVID-19 pandemic and its impact on NJR's liquidity, business operations, financial condition, results of operations and cash flows, and the potential impacts of the November 2020 presidential election.

Additional information and factors that could cause actual results to differ materially from NJR's expectations are contained in NJR's filings with the U.S. Securities and Exchange Commission (SEC), including NJR's Annual Reports on Form 10-K and subsequent Quarterly Reports on Form 10-Q, recent Current Reports on Form 8-K, and other SEC filings, which are available at the SEC's web site, https://www.sec.gov. Information included in this presentation is representative as of today only and while NJR periodically reassesses material trends and uncertainties affecting NJR's results of operations and financial condition in connection with its preparation of management's discussion and analysis of results of operations and financial condition contained in its Quarterly and Annual Reports filed with the SEC, NJR does not, by including this statement, assume any obligation to review or revise any particular forward-looking statement referenced herein in light of future events.

Non-GAAP Measures

This presentation includes the non-GAAP measures, including, NFE/net financial loss, utility gross margin, financial margin, adjusted earnings before interest, taxes, depreciation and amortization for our S&T segment (Adjusted EBITDA) and adjusted funds from operations and adjusted debt. As an indicator of the Company's operating performance, these measures should not be considered an alternative to, or more meaningful than, GAAP measures, such as cash flows, net income(loss), operating income or earnings per share or long-term debt or short-term debt.

NFE/net financial loss and financial margin exclude unrealized gains or losses on derivative instruments related to the Company's unregulated subsidiaries and certain realized gains and losses on derivative instruments related to natural gas that has been placed into storage at Energy Services, net of applicable tax adjustments, as described below. Volatility associated with the change in value of these financial and physical commodity contracts is reported in the income statement in the current period. In order to manage its business, NJR views its results without the impacts of the unrealized gains and losses, and certain realized gains and losses, caused by changes in value of these financial instruments and physical commodity contracts prior to the completion of the planned transaction because it shows changes in value currently as opposed to when the planned transaction ultimately is settled. An annual estimated effective tax rate is calculated for NFE purposes and any necessary quarterly tax adjustment is applied to CEV, as such adjustment is related to tax credits generated by CEV.

NJNG's utility gross margin represents the results of revenues less natural gas costs, sales and, other taxes and regulatory rider expenses, which are key components of the Company's operations that move in relation to each other. Natural gas costs, sales and other taxes and regulatory rider expenses are passed through to customers and therefore, have no effect on gross margin.

S&T's Adjusted EBITDA is earnings, including equity in earnings of affiliates, before interest, income taxes, depreciation and amortization, and excluding non-cash earnings of AFUDC from our wholly owned subsidiaries Leaf River and Adelphia Gateway. Forecasted adjusted EBITDA for S&T excludes equity in earnings from PennEast.

Adjusted funds from operations is cash flows from operating activities, plus components of working capital, cash paid for interest (net of amounts capitalized), capitalized interest, the incremental change in SAVEGREEN loans, grants, rebates, and related investments, and operating lease expense.

Adjusted debt is total long-term and short-term debt, net of cash and cash equivalents, excluding solar asset financing obligations but including solar contractually committed payments for sale lease-backs, debt issuance costs, and other Fitch credit metric adjustments.

Management uses NFE/net financial loss, utility gross margin, financial margin, S&T's Adjusted EBITDA and adjusted funds from operations and adjusted debt, as supplemental measures to other GAAP results to provide a more complete understanding of the Company's performance. Management believes these non-GAAP measures are more reflective of the Company's business model, provide transparency to investors and enable period-to-period comparability of financial performance. In providing fiscal 2021 -2024 NFE guidance, management is aware that there could be differences between reported GAAP earnings and NFE/net financial loss due to matters such as, but not limited to, the positions of our energy-related derivatives. Management is not able to reasonably estimate the aggregate impact or significance of these items on reported earnings and therefore is not able to provide a reconciliation to the corresponding GAAP equivalent for its operating earnings guidance without unreasonable efforts. In addition, in making forecasts relating to S&T's Adjusted EBITDA and adjusted funds from operations and adjusted debt, management is aware that there could be differences between reported GAAP earnings, cash flows from operations and total long-term and short-term debt due to matters such as, but not limited to, the unpredictability and variability of future earnings, working capital and cash positions. Management is not able to reasonably estimate the aggregate impact or significance of these items on reported GAAP measures and therefore is not able to provide a reconciliation to the corresponding GAAP equivalent for such forecasts without unreasonable efforts. NFE/net financial loss and utility gross margin are discussed more fully in Item 7 of our 10-K. And, we have provided presentations of the most directly comparable GAAP financial measure and a reconciliation of our non-GAAP financial measures, NFE/net financial loss, utility gross margin, financial margin, S&T's Adjusted EBITDA and adjusted funds from operations and adjusted debt, to the most directly comparable GAAP financial measures, in the appendix to this presentation. This information has been provided pursuant to the requirements of SEC Regulation G.

Agenda

1 **Building Tomorrow's Energy Future**
Steve Westhoven | President & CEO

2 **Sustainability**
Amy Cradic | SVP and COO of Non-Utility Businesses, Strategy and External Affairs

3 **New Jersey Natural Gas**
Mark Kahrer | VP, Regulatory Affairs, Marketing & Energy Efficiency

4 **Clean Energy Ventures**
Mark Valori | VP, Clean Energy Ventures

5 **Storage and Transportation**
John Bremner | VP, Storage & Transportation

6 **Energy Services**
Tim Shea | VP, Energy Services

7 **Financial Review**
Pat Migliaccio | SVP and CFO

8 **Q&A Session**


New Jersey
Resources

Building Tomorrow's Energy Future

Steve Westhoven
President & CEO

Well-Positioned for Significant Value Creation

Implementing Strategic Plan to Drive Continued, Organic Growth Across Portfolio

6-10%
LONG-TERM
NFEPS GROWTH
(AFTER FY2021)

6-10%
LONG-TERM
ANNUAL DIVIDEND
GROWTH PER SHARE

~20%
ANNUAL CFFO GROWTH
FY2020-FY2024

~11%
RATE BASE CAGR
FY2019-FY2024

$2.6B
PLANNED CAPEX
FY2021-FY2024

Financial Review

Fiscal 2020 Summary

- NJR reported NFEPS of $2.07*, EPS of $2.05 for FY2020 and **increased the annual dividend by 6.4%**
- NJNG had a strong year driven by new base rates and **disciplined cost control during the COVID-19 pandemic**
- **CEV continued its strong track record** of success by adding 60 MWs of commercial solar capacity and 481 Sunlight Advantage customers
- S&T **completed its acquisitions of the Leaf River Energy Center and the Adelphia Gateway** project during the fiscal year and those assets contributed to earnings in line with our expectations
- Energy Services had a difficult year due to **unusually warm weather** on the U.S. east coast last winter and operational issues on one of our key pipelines
- Home Services **contributed to NFE** and maintained its commitment to quality service

* A reconciliation from NFE to net income can be found in the Appendix.

NJR *is a* ***premier energy infrastructure company.***

New Jersey Natural Gas

Clean Energy Ventures

Storage and Transportation

Energy Services

Home Services

$2.07
NFE per share in fiscal 2020

357
Total megawatts of commercial and residential solar capacity

25
Years of consecutive dividend increases

53%
Reduction in NJR operational emissions since 2006

$200M
Total amount invested in energy efficiency incentives

1.5%
NJNG's customer growth in Fiscal 2020

0.07
NJNG leaks per mile

1,156
NJR employees

New Jersey Resources

Complementary Energy Infrastructure Platform with Predictable Earnings and Incremental Growth Opportunities



Retail Operations
Wholesale Energy Markets and Customers
Natural Gas Operations
Distribution & Transportation Infrastructure
New Jersey Natural Gas
Clean Energy Ventures
Storage & Transportation
Energy Services
Home Services

New Jersey Resources

Our complementary businesses originate from our deep expertise across the energy value chain

Fundamental Beliefs That Guide Our Strategy

Energy markets, the U.S. and N.J. are **shifting towards low carbon and renewables**

Natural gas will continue to perform a vital role in supplying reliable energy, supporting economic growth and specifically in-home heating

Existing infrastructure will become more valuable as new storage and transportation assets are harder to build and as we decarbonize the natural gas supply

Solar power is core to public policy and generation cost will continue to decrease allowing companies with a clear strategy to compete with reduced subsidies

Strategic Path Forward: A Focused and Disciplined Plan for Value Creation

Grow Core Businesses

- NJNG and CEV are NJR's core growth drivers
  - ~11% rate base CAGR at NJNG
  - CEV capital investment of ~$850 million over the next 4 years

More Predictable and Stable Earnings

- S&T and Energy Services focused on stable fee-based revenue
- No reliance on PennEast and minimal reliance on Energy Services to meet targets
- Prioritizing tax equity financing for solar projects

Invest in the Clean Energy Future

- NJR's long-term value focused on delivery of clean energy
- Leverage NJNG's infrastructure to capitalize on decarbonization
- Invest in and adopt solar emerging technologies such as batteries and EV charging stations

Create Sustainable Value

6-10% long-term NFEPS growth after FY2021

6-10% long-term annual dividend growth per share

~20% annual CFFO growth FY2020-FY2024

$2.6B planned CapEx FY2021-2024

NJNG and CEV Core Value Drivers

NJNG and CEV make up

~90%

of NJR's total business mix

FY2024 and Long-Term Net Financial Earnings Composition



20%-25%
CEV
0%-5%
ES
8%-12%
S&T
0%-2%
HS & Other
60%-70%
New Jersey Natural Gas

New Jersey Resources

Increasing Sustainability and Growth Investments

FY2021-FY2024 CapEx of $2.6 Billion

~50%

of NJR's total CapEx over the next 4 years allocated to sustainability investments



$2.6B
$1,324
$1,304
Sustainability¹
Traditional



$2.6B
$248
$840
$1,540
NJNG
CEV
Storage & Transportation

New Jersey Resources

1. Sustainability investments includes Solar, SAVEGREEN, P2G, RNG & pipeline replacement programs

Committed to Sustainable Business Operations & a Clean Energy Future

Operating a safe, reliable, regulated natural gas business with world-class infrastructure delivering decarbonized natural gas supply

Educating customers about the emissions reduction benefits of natural gas

Funding clean, renewable energy projects

Promoting a culture of safety, well-being and respect for all employees

Strengthening relationships with our customers and communities

Proven and Experienced Team Focused on Execution & Value Creation



Steve Westhoven

President & Chief Executive Officer
New Jersey Resources



Amy Cradic

SVP & COO of Non-Utility Business, Strategy & External Affairs



Pat Migliaccio

SVP & Chief Financial Officer



Mark Kahrer

Vice President, Regulatory Affairs, Marketing & Energy Efficiency
New Jersey Natural Gas



Tim Shea

Vice President
Energy Services



Mark Valori

Vice President
Clean Energy Ventures



John Bremner

Vice President
Storage & Transportation

New Jersey Resources


New Jersey
Resources

Sustainability

Amy Cradic
SVP and COO of
Non-Utility Businesses,
Strategy and External Affairs

Building Toward the Broader Clean Energy Shift

NJR has a strong track record of reducing emissions and investing in green and energy efficiency initiatives

1st utility in nation to purchase TrustWell™ responsibly sourced natural gas

~$850M of forecasted investment in solar market, with unlevered returns in the high single digits

Methane Leak Reduction
Lowest number of leaks-per-mile of any natural gas utility in N.J.

1st
natural gas utility in N.J. to fully replace cast iron pipes

$1.9B
invested in natural gas delivery system infrastructure in last decade

Reduced methane emissions by
>900
metric tons in past five years

1st utility in N.J. expected to replace bare steel in its system by the end of 2021

1st utility in N.J. to join *ONE Future* – a national coalition committed to emission reductions

Helping customers achieve a **12%** reduction in average natural gas consumption since 2006

New Jersey Resources

1. As measured by leaks per mile

NJR's Sustainability Vision – Leading the Way

Fundamental Beliefs

- Energy markets, the U.S. and N.J. are shifting towards low carbon and renewables
- Natural gas will continue to play a vital role in supplying reliable energy
- Existing infrastructure will become more valuable as new storage and transportation assets are harder to build
- Solar power is core to public policy and cost will continue to decrease

NJR's Sustainability Vision

- Be a leading energy infrastructure company driven by innovation
- Operate high-integrity, environmentally responsible assets that reliably serve customers
- Deliver clean, decarbonized fuel to reliably heat homes and businesses
- Invest in solar to power homes and businesses
- Leverage expertise to support emerging technologies and market opportunities

New Jersey Resources

Innovation Will Continue to Play a Critical Role in Clean Energy Trends Over the Long-Term

EIA Base Case is for Continued Growth for Natural Gas in U.S.

- Natural gas demand will continue to steadily increase and displace coal
- RNG and green hydrogen will advance as viable low carbon fuels
- Energy efficiency initiatives will continue to expand
- Scale and technology advancements will continue to drive lower costs and higher growth in renewables and storage
- The electric vehicle market will continue to accelerate
- Technology and innovation will continue to play a critical role in achieving emission reduction targets

U.S. Natural Gas Consumption by Sector[1]


trillion cubic feet
billion cubic feet per day
40
30
20
10
0
100
75
50
25
0
5.1%
1.9%
2000
2010
2020
2030
2040
2050
Transportation
Residential
Industrial - other industrial
Commercial
Electric power
Industrial - lease and plant

1. Source: Energy Information Administration Annual Energy Outlook 2020, Reference case

New Jersey Resources

New Jersey's Clean Energy Policy Landscape

The Energy Master Plan (EMP) establishes priorities for the use, management and development of energy in New Jersey

Sets goals to achieve by 2050:

100%
clean energy

80%
Reduction statewide of 2006 emission levels

Identifies strategies to achieve these goals


2019 NEW JERSEY
ENERGY
MASTER PLAN
PATHWAY TO 2050
NJEDA
DCA

NJR Has Clear Opportunities to Capitalize on Key EMP Goals – And Has Already Achieved Significant Progress

✓	Maximize energy efficiency and conservation	SAVEGREEN
✓	Accelerate the use of renewable energy and distributed power resources	CEV expansion
✓	Decarbonize New Jersey's energy system	H2 & RNG
✓	Reduce energy consumption and emissions from transportation and building sectors	CEV battery storage, EV opportunities, SAVEGREEN
✓	Expand clean energy innovation economy	Energy efficiency, alternative fuels, technology upgrades

New Jersey Resources

NJR is Well-Positioned to Capitalize on New Jersey's Decarbonization Goals

Leveraging existing natural gas utility infrastructure to distribute alternative fuel solutions (i.e. RNG, hydrogen) and broad energy efficiency efforts is a cost-effective way to meet the State's emissions goals

Potential to achieve

$100B

of savings for ratepayers, as compared to forced electrification

Comparative Costs of Modeled Pathways to Meet Emissions Goals

Billions (2017)



$235
$35
$31
$121
$48
Electric Heat Impact
$134
$25
$3
$47
$59
Mandated Electrification
Low Carbon Fuels
Transportation
Power
Buildings
Other
Total Case Costs

New Jersey Resources

Source: ICF, Reaching New Jersey's Climate Change Objectives, An Evaluation of the Costs and Benefits of Alternative Approaches, 2019

NJR's Natural Gas Infrastructure Can Help Drive Energy Affordability and Better Environmental Outcomes

- CO_2 emissions impacts are largely dependent on local climate and makeup of the regional electrical grid
- Increased load from electrification will force grid operators to purchase more power from higher emitting and more expensive generators, increasing emissions
- Electrification programs aimed at reducing CO_2 must be accompanied by renewable investments, if not New Jersey will increase annual emissions

2019 PJM Fuel Mix

% Annual Energy



36.6%
23.8%
33.9%
0.1%
5.6%
Nuclear
Coal
Natural Gas
Other
Oil
2.9%
1.3%
0.5%
0.4%
0.3%
0.2%
Water
Waste
Solar
Methane
Wood
Wind

Higher capital cost of heat pumps would require up to $7.5B in subsidies

Capital Costs of Heat Pumps vs. Natural Gas Furnaces[1]



$6,582
$4,123
$6,110
$4,082
$5,265
$3,999
2020
2030
2040
Heat Pumps
Gas Furnace

New Jersey Resources

1. Source: Energy Information Administration

Reliability Challenges of the Clean Energy Transition

Midcontinent ISO North Polar Vortex Impact on Wind Output (2019)


January 29
January 30
January 31
Max Gen Event Declaration
Actual Wind Generation
North-RT Temperature
Day-Ahead Wind Forecast
North-DA Temperature
GW
Temperature (F°)
Hour Ending
MISO

Loss of about 75% of wind generation

Annual Distribution Outage Events Per Customer Per Year[2]


1.107
0.01586
Electric
Gas

Natural gas 70X more reliable than electric grid

New Jersey Resources

1. Source: Midcontinent Independent System Operator
2. Source: GTI, Assessment of Natural Gas and Electric Distribution Service Reliability

Strong Track Record of Emissions Reduction

We have already achieved significant operational emissions reductions in New Jersey

50%

of 2006 levels in 2020

NJR's Emissions Reduction Since 2006

50% Overall Reduction

Elimination of cast-iron main, bare steel services and most bare steel main	***46%***
NJR's emissions from electricity are nearly eliminated through the installation or purchase of renewable energy	***3%***
Renewable natural gas attributes currently offset natural gas used in company offices and vehicles	***1%***

NJNG Main Replacement and Emissions



Miles of Main
Metric Tons of CO_2e
8,000
6,000
4,000
2,000
-
60,000
40,000
20,000
-
2013A
2014A
2015A
2016A
2017A
2018A
2019A
2020F
Cast Iron
Unprotected Steel
Protected Steel
Plastic
Emissions from Mains (CH4 as CO2e)

Putting NJR's Commitment to Sustainability into Action

Setting an ambitious new goal to reduce operational emissions in New Jersey to

60%

of 2006 levels by 2030

NJR's Emissions Reduction Strategies to 2030

Potential for Additional 10% Reduction

Transition NJR's New Jersey fleet to low- and no-emissions alternatives including electric vehicles and hydrogen	**5.0-5.5%**
Continue enhancements to NJNG's distribution system by eliminating bare steel main, and beginning to remove protected steel mains and services	**3.0-3.5%**
Pursue opportunities to add renewable natural gas to our system	**1.0-2.0%**

New Jersey Resources

NJR is Well Positioned to Capitalize on the Large and Growing Hydrogen Market Opportunity

Potential impacts of H2 by 2050:

6Gt
Annual CO_2 abatement

$2.5tn
Annual sales (hydrogen and equipment)

30m
Jobs created



Global Energy Demand Supplied with Hydrogen[1], (EJs[2])
77
9
22
11
16
9
10
10
2020
2050
Power generation, buffering
Transportation
Building heating and power
Industry power
New feedstock (CCU, DRI)
Existing feedstock uses

1. Source: McKinsey and Company, "Scaling Up" report prepared for Hydrogen Council
2. Exajoules. One EJ is equivalent to about 1 trillion btus, or about one day worth of total energy demand

New Jersey Resources

NJNG's Power-to-Gas Project

Surplus Renewable Electricity → Power Electrolysis → Creates Renewable Hydrogen Gas → Stored in Pipeline System for Later Use



Hydrogen has been safely injected into local distribution company pipeline systems in Europe

SoCalGas and the University of California use excess midday solar-generated hydrogen to provide campus power



Electrolysis Skid
Solar Array

Development of RNG Presents New Opportunities for NJR

Technical potential of annual RNG production in U.S. is almost

90%

of total U.S. annual gas consumption today[1]

By 2050 N.J. could supply up to

50%

of its residential and commercial needs with RNG produced from in-state resources[2]

RNG

- Capture waste from dairies, farms and landfills
- Convert into biogas using anaerobic digestion
- Process the biogas to make it pipeline ready (biomethane)
- Stored in pipeline system for later use

1. Source: Renewable Sources of Natural Gas Supply, American Gas Foundation, December 2019
2. Source ICF, Reaching New Jersey's Climate Chance Objectives, An Evaluation of the Costs and Benefits of Alternative Approaches, 2019

NJR is Taking Action to Ensure a Clean Energy Future

Shift Toward Decarbonization will Continue to Accelerate…

- **Demand for natural gas** will continue to increase
- Growing **renewable energy mix will present reliability issues**
- Forced electrification has **cost, technology and reliability challenges**
- National and state energy efficiency **goals and policy will become increasingly aggressive**

…and NJR's Natural Gas Infrastructure is Part of the Solution

- **Capture value** through NJR's strategically located natural gas storage and transportation assets
- Continue to **invest in maintaining and upgrading existing infrastructure**
- **Provide consumers with access** to natural gas to serve need for affordable, reliable and sustainable energy
- **Consider a diverse mix of solutions** while leveraging the long-term competitive advantages of natural gas
- **Continue to set ambitious new goals** – target emissions reduction in New Jersey to 60% of 2006 levels by 2030

Representing NJR's Sustainability Values in Everything We Do

Strengthening delivery network to capitalize on decarbonization transition

Strategically investing in solar and other areas aligned with N.J.'s policy landscape

Exploring new sources of clean fuel

Reducing emissions from operations

Embracing innovation to ensure reliability and affordability

Empowering employees to **act with sustainability values front of mind**



New Jersey Natural Gas

Mark Kahrer
VP, Regulatory Affairs, Marketing & Energy Efficiency

New Jersey Resources

Strategic Value Proposition

New Jersey Natural Gas

Strategic infrastructure investments and accelerated recovery mechanisms fueling ~11% rate base CAGR through FY2024

- **Attractive service territory** and **growing customer base**
- **Constructive regulatory framework** and relationships
- **Stabilized utility gross margin profile** due to negligible commodity and volume exposure
- **Incremental return** from natural gas supply optimization and energy efficiency investments
- **Environmentally sound infrastructure** accelerates transition to RNG and hydrogen

Premier Natural Gas Utility

Operates and Maintains Over 7,500 Miles of Natural Gas Transportation and Distribution Infrastructure Serving Over 558,000 Customers Predominately in Monmouth, Ocean and Morris Counties

558k Total Customers	**$1.9B** Rate Base	**$1.5B** Forecasted investments FY2021-FY2024
9.6% Approved ROE	**97%** Non-volumetric utility gross margin	**~11%** Expected rate base CAGR FY2019-FY2024
<0.1% Fugitive methane emissions rate	**1.7%** Forecasted annual customer growth (next 3 years)	**$46M** Amount saved for customers through basic gas supply incentive programs in FY2020



New Jersey Resources

Growing Customer Base with Strong Demographics

Attractive service territory with mostly residential customer base and growing population

Population[1]
thousands


1,600
1,700
1,740
1,840
510
580
600
640
470
490
510
540
620
630
630
660
2000 Census
2010 Census
2019P
2029P
Ocean
Morris
Monmouth

FY2020 Customer Composition


7%
93%
Residential
C&I

Median Household Income[2]
thousands


$79.4
$111.3
$95.7
$68.0
NJ
Morris
Monmouth
Ocean


MORRIS
Parsippany
NEW YORK CITY
MONMOUTH
Asbury Park
OCEAN
Toms River

New Jersey Resources

1. Source: N.J. Department of Labor
2. Source: U.S. Census Bureau

Robust New Construction and Conversion Markets Fuel Customer Growth

FY2020 Customer Additions = 8,349


3,012
5,337
New Customers
Conversion

Residential New Construction Potential = 63,910

Total building permits[1]


17,245
46,665
FY2020-FY2022
FY2023-Buildout

Heating Market Conversion Potential = 98,700

Number of potential customers[2]


4,800
29,300
27,700
36,900
Non-Heat
On Main
Near Main
Off Main

New Jersey Resources

1. Source: A.D. Little as of September 2019
2. Source: NJNG as of November 2, 2019

Delivering Value to Our Customers

Natural gas continues to be the most affordable choice for home heating

Equivalent Customer Cost[1]
Energy Cost



$4.00
$3.20
$2.30
$1.10
NJNG
Fuel Oil
Propane
Electricity

NJNG Average Natural Gas Bill Evolution[2]



$88
$170
32%
reduction in real terms
$115
October 2008
October 2020
Average Natural Gas Bill
Savings Relative to Inflation

New Jersey Resources

1. Source: U.S. Energy Information Administration; as of March 2020; based on 100,000 comparable BTUs
2. Based on 100 therm monthly usage as of October 2020



In 2020, a lot has changed – being here for our customers has not.

#1 Customer satisfaction with residential natural gas service in the east among large utilities, 6 years in a row

#1

Across All Six Study Factors

1. Safety and Reliability
2. Billing and Payment
3. Communications
4. Corporate Citizenship
5. Price
6. Customer Service

J.D. POWER

2020 Gas Utility Residential Customer Satisfaction Study℠

Overall Customer Satisfaction Index Ranking
East Region: Large Segment



New Jersey Natural Gas 784
UGI 761
BGE 760
PSE&G 759
Washington Gas 758
Peoples 757
PACO 751
Segment Average 746
Con Edison 744
National Fuel Gas 743
Philadelphia Gas Works 737
Eversource 728
National Grid 728

Based on 1,000-point scale

New Jersey Resources

For J.D. Power award information, visit jdpower.com/awards

Generating Superior Operational Results

Strengthening System Integrity
Leaks per mile of system



0.11
0.10
0.08
0.07
1.54
2017
2018
2019
2020
AGA 2019 Benchmarking Median

Ensuring Customer Safety
Average leak response time (minutes)



19.8
19.5
19.6
19.7
26.0
2017
2018
2019
2020
AGA 2019 Benchmarking Median

Mitigating Risk
Percent of system plastic/protected



97.8%
98.4%
99.2%
99.8%
93.9%
2017
2018
2019
2020
AGA 2019 Benchmarking Median

Improving Employee Safety
DART incident rate (per 100 full time employees)



2.56
2.42
2.21
1.31
1.65
2017
2018
2019
2020
AGA 2019 Benchmarking Median

New Jersey Resources

Most Environmentally Sound Natural Gas Delivery System in New Jersey[1]

Committed to reducing and minimizing methane emissions from distribution system

$1.9B
invested in natural gas delivery system infrastructure in last decade

1st N.J. utility expected to replace the bare steel in its system by end of 2021

Reduced methane emissions by
>900 metric tons
in past five years

1st utility in nation to **purchase TrustWell™ responsibly sourced gas**

1st natural gas utility in N.J. to **fully replace cast iron pipes**

Continuous Improvement on Pending Leaks

Lowest number of leaks-per-mile of any natural gas utility in the state



Pending Leaks
Leaks per Mile
5,000
4,000
3,000
2,000
1,000
0
1.0
0.8
0.6
0.4
0.2
0.0
1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020
Pending Leaks
Leaks per Mile

New Jersey Resources

1. As measured by leaks per mile

Supportive Regulatory Construct, Operational Efficiency and Investments Drive Utility Gross Margin and Customer Savings

Utility Gross Margin Stability and Energy Efficiency

CIP & SAVEGREEN

- Margin per customer eliminates volumetric risk of weather and energy conservation[1]
- Efficiency investments that earn a return and generate customer savings

BGSS Incentives

Off-System Sales, Capacity Release & Storage

- Enables optimization of natural gas supply portfolio
- Utility gross margin sharing leads to customer savings and incremental NFE

Accelerated Infrastructure Mechanisms

SAFE II / NJ RISE & IIP

- Mechanisms limit regulatory lag so utility gross margin is realized more quickly
- Annual base rate updates
- Safest and most environmentally sound system in New Jersey[2]

Infrastructure Investments

SRL & IT

- Improves reliability and resiliency for our customers

Strong and Stable Utility Gross Margin Profile

- Insulated from volume and commodity volatility
- Mitigates regulatory lag
- Aligned with environmental goals

New Jersey Resources

1. Applies to majority of customer base
2. As measured by leaks per mile

Expanding Rate Base Through FY2024

Infrastructure Investment Driving Growth



Rate Base Growth
Billions
~11%
CAGR
$1.76
$0.21
$0.06
$0.10
$0.04
$0.14
$0.27
$0.41
$2.99
2019 Rate Base
New Customer
SAFE II/NJ Rise
IIP
Clean Energy
IT
SRL
Maintenance, Cost of Removal & Other
2024 Rate Base
Assets earning accelerated recovery
Rate case required

New Jersey Resources

Capital Plan Leading to Double Digit Rate Base CAGR

FY2021-FY2024 CapEx
Millions

~34% of CapEx expected to earn an accelerated recovery



$103
$173
$40
$214
$43
$64
$135
$300
$469
~$1,540M
New Customer
SAFE/NJ RISE
SAVEGREEN
IIP
Maintenance
Cost of Removal/Other
IT
SRL
RNG & Hydrogen

Infrastructure Investments

Southern Reliability Link (SRL)

What	• 30-mile high-pressure pipeline designed to diversify natural gas supply • Delivery of 180,000 Dths/day • Total investment of ~$270 million
Why	• Reliability, redundancy, resiliency • Currently 95% of natural gas supply for Monmouth and Ocean Counties comes from TETCO • A significant number of customers in Ocean and Monmouth counties would be affected by a system failure, depending on severity and duration
Status	• Over 83% complete as of September 30, 2020
In-Service	• Expected in-service date: 2021 • In-service date triggers filing of a new rate case to recover costs associated with construction

Accelerated Recovery Mechanisms

What	• SAFE II - Enables NJNG to completely remove unprotected steel main from the system • NJ RISE – Projects designed to improve resiliency through secondary feeds and excess flow valves • IIP - Resiliency and reliability investments
Why	• Elimination of highest risk pipe from the system • Reduces fugitive emissions and improves safety • Reliability, redundancy, resiliency • Improves pressure flows and eliminates certain system bottlenecks
Status	• SAFE II and NJ RISE will complete work in near future • IIP approved October 28, 2020, $150M over five years
In-Service	• Various dates over the next 5-6 years

SAVEGREEN Provides Energy Efficiency and Earns Return for NJNG

Most successful residential energy-efficiency programs in N.J.

Conducts home energy audits and provides various grants, incentives and financing alternatives designed to encourage installation of high-efficiency heating and cooling equipment

- Since 2009, more than $212 million invested through rebates and on-bill repayment programs
- ~62,000 customers reduced usage and saved money and more than $550 million generated in economic activity

THE SAVEGREEN PROJECT®

SAVEGREEN 2020

NJNG filed its new $264 million program in compliance with the Clean Energy Act

The process specifies programs expected to be approved by May 1, 2021 with implementation starting July 1, 2021

- **Residential:** Rebates and incentives for qualifying equipment replacement and comprehensive home energy measures and On-Bill Repayment Programs
- **Multi-family:** Assessments; installation of energy savings measures; equipment replacement; custom retrofits
- **Commercial & Industrial:** Energy-efficient equipment, whole-building energy improvements, retro-commissioning and energy management efforts
- **Expanded Incentives:** For low-to-moderate income customers

Rate Case Filing Assumptions

Rate case returns are stable

- Current ROE of **9.60%** with an equity layer of **54%**
- Full recovery of plant investments to date

Resolution of cases has been timely

- Last case filed in March 2019 and rates effective on November 15, 2019

	FY2020	FY2022	FY2024
Key Project	General Case	SRL	IT Infrastructure
Rate Base	$1.8B[1]	$2.4B	$3.0B
Rationale	• Required as part of SAFE II filling • Recover investments in resiliency and safety • Rate base increased 28%	CATALYST Filing to recover costs associated with the construction of SRL	CATALYST Filing to recover costs associated with remaining portion of IT infrastructure improvements

1. Rate base corresponding to FY2019, which was the test year for the rate case approved in FY2020

Key Takeaways

New Jersey Natural Gas

- ~11% rate base CAGR through FY2024
- Attractive service territory
- Constructive regulatory framework
- Stabilized utility gross margin profile
- Incremental return from natural gas supply optimization and energy efficiency investments
- Environmentally sound infrastructure accelerates transition to RNG and hydrogen



Clean Energy Ventures

Mark Valori
VP, Clean Energy Ventures

Strategic Value Proposition

Clean Energy Ventures

Investing ~$850 million over 4 years to capture robust solar opportunity, while also maintaining current returns even after ITCs reduce to 10%

- **Expanding solar footprint** beyond New Jersey
- **Optimizing solar portfolio** and **insourcing key development and operating activities**
- **Prioritizing tax equity financing** to fuel solar investment
- **Aligning investment with sustainability goals**, including N.J.'s energy master plan
- **Coupling solar facilities** with **emerging technologies**

Leading New Jersey's Clean Energy Future

NJR is the Largest Solar Owner-Operator in New Jersey[1]

Commercial

Largest segment of the CEV portfolio

- 49 operational projects throughout N.J. totaling over 276 MWs
- Net metered / grid-connected
- Roof-top, ground mount and floating

Residential

The Sunlight Advantage® continues to succeed in the marketplace

- Over $259 million portfolio of residential leases and commercial PPAs
- Over 8,600 customers

Solar lease offering

- CEV owns, operates and maintains system for 20 years
- Homeowner benefits from savings of 20-33% over current electric utility rates

Portfolio of Over 350MW of Installed Capacity, With 11% Market Share in N.J.[1]

Total MW (owned or developed)



357
236
200
130
125
125
102
94
88
72
11%
of total market
NJR
Trinity Solar
Goldman Sachs
True Green Capital
KDC
Vivint Solar
SunPower
Vanguard
Tesla, Inc.
Conti Solar

New Jersey Resources

1. Excludes electric utilities that include solar investments in rate base

Long Track Record of Investing in N.J. Solar Market

~$1B

of investment to date with unlevered returns in the high single digits



NJR's Solar Capacity in Service & Cumulative Investment
$42
$159
$221
$297
$394
$475
$584
$706
$850
$989
2
- 2
28
8
20
56
17
39
83
27
56
117
35
82
149
45
104
184
56
128
230
65
165
290
73
217
357
80
277
FY2011A
FY2012A
FY2013A
FY2014A
FY2015A
FY2016A
FY2017A
FY2018A
FY2019A
FY2020A
Commercial Capacity (MW)
Sunlight Advantage Capacity (MW)
Cumulative CapEx (Millions)

New Jersey Resources

Outlook is Strong for the U.S. Solar Energy Industry

Expect installation of ***>80 GW*** *of new solar generation capacity between 2020-2025*

This is more than the total solar capacity installed in the prior 10 years

Cumulative U.S. Solar Capacity[1]
GW



180
150
120
90
60
30
-
2
4
6
11
15
21
33
41
49
59
72
90
108
125
140
154
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020E
2021E
2022E
2023E
2024E
2025E
Grid Facing
Behind-the-Meter

New Jersey Resources

1. Source: IHS Markit North American Power Markets, May 2020

Significant Investment in Solar Will Continue to Drive Growth Across NJR …

~$850M *investment in solar over the next 4 years*

Capital Investment (Millions) and Installed Capacity (MW)



$450
$375
$300
$225
$150
$75
$0
800
600
400
200
-
357
~ 425-445
~ 520-540
~ 635-655
~ 765-785
$139
$165
$201
$228
$252
$18
$25
$25
$26
$27
$121
$141
$175
$202
$225
FY2020A
FY2021E
FY2022E
FY2023E
FY2024E
Commercial CapEx
Sunlight Advantage CapEx
Total Installed Capacity (MW)

New Jersey Resources

…Growing Solar Revenues by ~60% Through FY2024



Solar Revenues
Millions
$103
$105-$110
$127-$132
$148-153
$165-$170
FY2020A
FY2021E
FY2022E
FY2023E
FY2024E



Expected Evolution of Revenue Composition
FY2020
3%
7%
10%
80%
FY2024
20%
8%
20%
8%
44%
Wholesale Energy Revenue
Lease Revenue
PPA Revenue
TREC Revenue
SREC Revenue

New Jersey Resources

…While Maintaining Project Returns Even After ITC's Reduce to 10%

Cost improvements more than offset ITC decline

ITC RATES

	FY2021	FY2022	FY2023	FY2024	FY2025
Statutory ITC rate	22%	10%	10%	10%	10%
Expected Safe-Harbored ITC rate	26%	26%	22%	22%	10%

Impacts on Projects ROE Over Time
Illustrative example[1]


High Single Digits
-1.8%
2.3%
0.7%
2021 Return²
ITC Decline to 10%
Cost Reductions
Tax Equity Financing
2025 Return²

New Jersey Resources

1. Assumes 26% ITC, TREC project in New Jersey
2. Expected

Four Strategic Pillars to Accelerate Profitable Growth

1	**Expand Into Other Markets**	Advance partnerships and new business development outside of New Jersey
2	**Optimize and In-Source**	Optimize performance of existing solar portfolio Drive down development, operating and capital costs to maximize returns
3	**Prioritize Tax Equity Financing**	Prioritize tax equity financing to allow for higher investment
4	**Invest In & Adopt New Technologies**	Introduce new technologies (i.e. batteries and EV charging stations) to provide additional return

1

Expand Into Other Markets

Invest in Commercial and Utility Scale Offerings in Attractive Markets

Leveraging economies of scale, expertise in asset management and public policy support

Focused on

- Grid supply: landfills / brownfields
- Larger net metered
- Community solar
- Operating projects


Existing CEV expansion

New Jersey Resources

2

Optimizing Existing Portfolio

Physical Optimization

- Engineering and technical improvements to minimize electrical line losses and maximize production, including repowering
- Installation of battery storage to firm/increase capacity and participate in additional PJM markets

Contractual Optimization

- Wholesale to retail uplift[1]
- Maximize PPA rates

New Jersey Resources

1. Interconnecting adjacent customers to our wholesale solar facilities. Currently evaluating 8MWs of opportunities

2 In-Sourcing to Reduce Reliance on Third Parties

DEVELOPMENT		CAPITAL		OWNER OPERATOR	
Site Control	Design & Permitting	Final Engineering	Installation	Project Closeout	Project Operation

DEVELOPMENT

CURRENT PARTICIPATION LEVEL
LOW

- Grow project pipeline organically by moving up the value chain
- Partnering with third parties where appropriate
- Driving down cost and enhancing returns
- In-house development reduces reliance on developers and improves returns

CAPITAL

CURRENT PARTICIPATION LEVEL
MEDIUM

- Commercial scale solar system costs expected to decrease
- In-house EPC skillsets

OWNER OPERATOR

CURRENT PARTICIPATION LEVEL
HIGH

- Internalize O&M labor
- Aerial surveys
- Contract optimization
- Internalize warranty obligations
- Robotic maintenance

2

Optimize and In-Source

Expect Installed and Operating Cost per Watt to Decrease at an Annual Rate of 3%-4% Over Next 4 Years

Commercial Installed Cost per Watt[1]



5.2%
ANNUAL REDUCTION THROUGH 2020
~3%
ANNUALIZED REDUCTION TO 2024
2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024

Commercial Operating Cost per Watt[2]



8.5%
ANNUAL REDUCTION THROUGH 2020
~4%
ANNUALIZED REDUCTION TO 2024
2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024

New Jersey Resources

1. All capex related to projects placed in service in that fiscal year including developer fees, EPC, interconnect cost and other capitalized costs
2. Includes all expenses except for corporate overhead

3 Financing in the Form of Sale Lease-Backs Provides a Path for Increasing Solar Investments

Use of tax equity financing accelerates cash benefit of incremental solar ITCs and increases project returns

Incremental solar investment increases NJR's tax credit carryforward balance

Unless a change is implemented, this implies a delay in monetizing the benefit of the incremental ITCs

Implementation of Tax Equity Financing

Accelerates cash benefit of ITCs, improving projects' economics and competitiveness

4 Invest In & Adopt New Technologies

New Jersey is…

Entering a period where state incentives and improved economics are expected to incentivize distributed load technologies (i.e. battery storage and EVs)[1]

New Jersey Resources is…


Solar Facility Solution
Battery Infrastructure
Charging Infrastructure

Building a comprehensive solar solution …

…by coupling its solar facilities with higher margin opportunities…

… and investing in emerging distributed generation technologies such as energy storage and EV charging; linking net metered projects to higher-value electric loads and running electricity back into the grid

1. State incentives for EV's include: State rebate of $5,000 "cash on hood" and no sales tax for passenger vehicles; EV purchases of 25% by 2025 and 100% by 2035 for N.J. state fleets; 50% by end 2024 and 100% by end 2026 for N.J. Transit buses; Several competing bills for EV school bus adoption

Key Takeaways

Clean Energy Ventures

- Significantly increasing investment in solar
- Expanding footprint beyond NJ
- Optimizing and in-sourcing
- Aligning investment with public policy
- Prioritizing tax equity financing and maintaining current returns after ITCs reduce to 10%



Storage and Transportation

John Bremner
VP, Storage & Transportation

Strategic Value Proposition

Storage and Transportation

Generating stable fee-based revenue from diverse mix of high credit-quality customers

- Portfolio of **low-risk infrastructure investments** that capitalize on long-term role of natural gas
- Links **flexible, reliable and economic natural gas** supply with **constrained physical end-use markets**
- **Difficult to replicate assets** with significant market value growth potential
- Earnings upside through **attractive organic expansion opportunities**

Attractive Portfolio With Incremental Growth Potential

	LEAF RIVER (NJR Midstream Company)	STECKMAN RIDGE	Adelphia Gateway	PennEast Pipeline
	FULLY OPERATIONAL	**FULLY OPERATIONAL**	**NORTH ZONE OPERATIONAL** **SOUTH ZONE UNDER CONSTRUCTION**	**IN DEVELOPMENT** ***Excluded from financial projections***
Description	• 32.2 mmdth high deliverability salt cavern storage facility in southeastern Mississippi • Acquired October 2019 • 100% owner & operator	• 12.6 mmdth reservoir storage facility in southern PA. • Placed in-service April 2009 • 50% ownership interest	• 0.9 mmdth/d interstate pipeline from NE PA to greater Philadelphia area • Acquired January 2020 • 100% owner & operator	• 1.1 mmdth/d interstate pipeline from NE PA. to central N.J. • 20% ownership interest
Market Fundamentals	• Serving Gulf Coast/Southeast the fastest growing natural gas market in North America with a growing reliance on regional supply imports • Increasing storage demand to balance needs of heavily utilized pipelines, end-use, and export markets and ensure critical supply reliability	• Serving the Northeast Region with a high dependence on storage and increasingly constrained pipeline capacity • Difficult to expand storage capacity and growing power generation demand	• Serving the Northeast region, where targeted executable pipeline transportation options that bridge the existing constrained and difficult to expand pipeline grid are required to provide end use markets access to Appalachian supply to meet demand growth • Pipeline expansion challenges make existing assets or assets already under construction more valuable	

Strong Growth Outlook Across Projects…

- **Strong Adjusted EBITDA profile** supported by long-term capacity commitments with highly rated entities
- **Mitigating Adelphia Gateway's execution risk** as it is currently under construction
- Significant growth with **completion of Adelphia Gateway's South Zone expected in early FY2022**
- **No reliance on PennEast** completion to achieve growth objectives



S&T Adjusted EBITDA[1]
Millions
$37.6
PennEast $7.4
Excluding PennEast $30.2
$30.0 - $35.0
$59.0 - $64.0
$62.0 - $67.0
$64.0 - $69.0
FY2020A
FY2021E
FY2022E
FY2023E
FY2024E
Incremental revenues from organic expansion and potential increase in value of services

1. A reconciliation from Adjusted EBITDA to net income can be found in the Appendix. Adjusted EBITDA is earnings, including equity in earnings of affiliates, before interest, income taxes, depreciation and amortization, and excluding non-cash earnings of AFUDC from our wholly owned subsidiaries Leaf River and Adelphia Gateway. Forecasted adjusted EBITDA excludes equity in earnings from PennEast.

New Jersey Resources

…Underpinned by Stable Customer Base with High Quality Credit Profiles…

FY2020 Revenue by Customer Type


21%
51%
11%
10%
8%
Utility
Marketer
Producer
Power Gen
Pipeline

FY2020 Revenue by Credit Quality


80%
10%
10%
IG
Credit Support
Non-Rated

FY2020 Revenue by Fee Type


84%
16%
Take-or-Pay
Variable

New Jersey Resources

…Producing Stable Fee-Based Revenue

Manageable contract renewal profile with average remaining contract term of

4.5 years

2/3

of FY2024 revenues are already contracted

Contracted Revenue Forecast FY2021 – FY2024



19%
81%
21%
79%
28%
72%
35%
65%
FY2021
FY2022
FY2023
FY2024
Currently Contracted
Currently Uncontracted

Top 10 Customers FY2020

Shipper	Entity	Years as a Customer	Credit Quality	% of Annual Revenue
Southern Company	LR	7.5	IG	24.6%
Atlanta Gas Light	LR	8	IG	14.9%
Talen Energy	AG	24	LC	9.5%
Conoco Philips	SR	10	IG	8.7%
New Jersey Natural Gas	SR & AG	10.5	IG	8.0%
Repsol	LR	2.5	IG	7.5%
Tennessee Gas Pipeline	LR	6.5	IG	6.3%
NJR Energy Services	SR & LR	11.5	IG	4.7%
Consolidated Edison	SR	6	IG	3.1%
ECO Energy	LR	2.5	Non-rated	1.8%
Total				**89.1%**

[1] LR = Leaf River
[2] IG = Investment Grade
AG = Adelphia Gateway
LC = Letter of Credit
SR = Steckman Ridge

New Jersey Resources

Leaf River

Premier Southeast Salt Cavern Storage Facility

FY2020 revenue is

81%

fee-based

90%

of revenue with investment-grade rated customers or equivalent

Average remaining contract term of

3.1 years

Value Drivers

- Attractive supply access; connection to major Gulf and Southeast utility, power and LNG markets
- Flexible, reliable services generate largely fee-based revenues from strong counterparties
- Growing storage demand due to supply dynamics, growing market and increasingly constrained pipeline grid
- Organic expansion capacity options

Southeast Natural Gas Flows & Gas Power Generation



Midcontinent Supply
Appalachian Supply
Appalachian Supply
LNG Exports
LNG Exports

● = Natural gas-fired generation plant

● = Leaf River Energy Center

Source: EIA

New Jersey Resources

Steckman Ridge

Storage Facility on Northeast Key Supply Corridor

FY2020 revenue is
88%
fee-based

85%
of revenue with investment-grade rated customers

34%
of firm revenue contracted with utility counterparty until 2025

Value Drivers

- Situated between Appalachian supply and Northeast demand centers
- Flexible, market-based storage services in increasingly constrained area of regional pipeline grid
- Anchored by material utility customer commitments
- Little or no growth expected in regional storage capacity



Steckman Ridge Storage
Algonquin Gas Transmission
Columbia Gas Transmission
Dominion Transmission
Texas Eastern Transmission
Transcontinental Gas Pipeline (TRANSCO)
Cove Point LNG Plant
Compressor Station
Lake Erie
DOMINION
COLUMBIA
TRANSCO
AGT
TEXAS EASTERN
PA
NY
VT
MA
CT
NJ
MD
DE
IN
OH
KY
WV
VA
Bedford
Chambersburg
Uniontown
Lebanon
Steckman Ridge
Miles

Source: Enbridge Inc.

New Jersey Resources

Adelphia Gateway

Pipeline Serving Supply Constrained Southeast PA. and N.J. Markets

FY2022 revenue expected to be **97%** *fee-based*

73% *of revenue with investment-grade rated customers*

Average remaining contract term of **7.1 years**

Value Drivers

- Connecting Marcellus supply to growing, but capacity constrained, southern PA, DE and N.J. markets
- Fully contracted with 97% take or pay revenue in FY2022 when Southern section is in-service
- Potential to upgrade transportation rates when initial contracts rollover
- Attractive organic expansion option to increase total capacity from 0.87bcfd to 0.94bcfd through additional compression as early as FY2024
- Potential to expand Marcellus supply access with PennEast and Transco REA projects



PA.
N.Y.
N.J.
Marcellus Supply
Marcellus Supply
Marcellus Supply
Transco
PennEast
Texas Eastern
Columbia
Capacity Constrained
DE

Source: Internal

New Jersey Resources

Adelphia Gateway

South Zone Conversion and Expansion Project

Project Overview

- North zone operational at acquisition serving Talen Energy – 0.6Bcf/d; adding new lateral, UGI interconnect
- South zone oil conversion and expansion; adding compression, laterals and interconnects – 0.27Bcf/d
- South zone planned to connect to Transco, Columbia and PECO serving Philadelphia, N.J. markets

Project Status

- FERC certificate and Partial Notice to Proceed received
- PADEP air, water quality certificate and 2 of 3 ESCGP permits received
- FERC denial of motion to rehear and PADEP air permits under appeal
- Mainline and compressor stations currently under construction; balance of construction to commence spring 2021
- On schedule for full commercial in service in late 2021

Project Facilities Scope



Construct Martin's Creek Booster Compression
Construct UGI Lateral & Interconnect
Mainline North (currently in service)
Texas Eastern
Mainline South (oil to natural gas conversion)
Construct Quakertown Compressor Station & TETCO Interconnect
Construct Tilghman Lateral & Transco, PECO Interconnects
Construct Parkway Lateral & Columbia Interconnect
Construct Marcus Hook Compressor Station

Source: Internal

New Jersey Resources

PennEast

Pipeline from Northeast PA. to Central N.J.

While excluded from financial projections, NJR remains committed to PennEast and retains significant upside potential

No significant CapEx is planned until permits are received

Value Drivers

- Connecting attractive Marcellus supply to growing but supply constrained, regional markets
- 86% contracted, long-term commitments
- 2/3 of capacity subscribed with "market pull" investment grade utility customers
- FERC certificate issued January 2018; awaiting amendment for phased construction



N
E
S
W
NEW YORK
PennEast Phase I
PENNSYLVANIA
NEW JERSEY
PennEast, Adelphia, Columbia Interconnect
PennEast Phase II
Legend
PennEast
Adelphia
Columbia
Texas Eastern
Transco
3 6 12 18 24
Miles

Source: PennEast Pipeline Company

New Jersey Resources

Key Takeaways

Storage and Transportation

- Stable fee-based revenue from diverse mix of high credit-quality customers
- Portfolio of low-risk natural gas infrastructure investments that are difficult to replicate
- Serving constrained physical end-use markets
- Attractive organic expansion opportunities



Energy Services

Tim Shea
VP, Energy Services

Strategic Value Proposition

Energy Services

Pursuing more fee-based transactions that would better ensure coverage of fixed costs

- Contract or acquire physical assets in **opportunistic locations**
- **Strong customer relationships** with utilities, power generators, storage operators and pipelines
- Disciplined execution based on **proven track-record and risk management strategies**
- Monitor changing market dynamics and **strategically adjust portfolio**

Energy Services Overview

Managing a Diversified Portfolio of Physical Natural Gas Transportation and Storage Assets to Serve Customers Across North America

Launched **25 years ago,** making it one of the longest established energy service companies

Proven track-record supported by disciplined risk management strategies

Capitalizes on **opportunistically located physical assets** in areas of high volatility

Generates value through a **long option strategy** and fee-based structured deals, AMAs, peaking transactions and fuel management deals

Prioritizing fee-based transactions to support stable, more consistent revenues as a go forward strategy

Long Option Strategy

Providing significant upside potential with limited downside risk and minimal long-term capital commitments

- **Leverage natural gas market volatility** to capture value
- Identify opportunities to **capture location and time spreads** across portfolio of physical storage and transportation assets
- **Leverage geographic diversity** of assets to maximize returns
- **Lock in value** through use of financials instruments

Market Fundamentals and Go-Forward Strategy

CONSTRUCTIVE MARKET FUNDAMENTALS

Low capital investment by producers → **Lower natural gas production**

- Higher LNG exports
- Natural gas-fired electric generation from coal retirements
- Industrial expansion

→ **Increased demand**

GO-FORWARD STRATEGY

- Producers
- LDCs
- Power generators
- LNG Exporters

→ **Structured fee-based deals**
AMAs
Peaking transactions
Fuel management

Markets with tight supply-demand balances → Price volatility → **Long option strategy**

Peaking Option: Valuable Transportation Trading Strategy at Work

The market need for these services is increasing due to

- *Northeast market area deliverability constraints*
- *Growing demand*
- *Lack of new pipeline build*

Northeast LDC needs to secure natural gas supply to the city-gate for a specific number of days to cover winter peak day needs

- This natural gas would only be needed in very cold days

LDC enters into a peaking option agreement with ES, who has the transportation assets to deliver the natural gas to the city-gate

- LDC pays ES a peaking option premium that offsets the pipeline demand charges
- If LDC calls on the natural gas at any time, the price to pay for such natural gas is the spot price plus a premium

Even after entering into the peaking option, ES can use a long-option strategy on the transportation asset to optimize its value, without jeopardizing its firm commitment to the LDC

- ES retains the ability to hedge forward market value of capacity and control of contract renewal rights

North American Footprint

Connectivity Adds Value to Portfolio Options

Significant Northeast and Gulf Coast presence that optimizes storage and pipeline assets, providing custom solutions to both producers and end users



Foothills
Nova
Northern
Border
Midwestern
Nexus
Tetco
Iroquois
Trunkline
NGPL
Panhandle
Tennessee
Dominion
Columbia Gas
Columbia Gulf
ANR
Transco
UNITED STATES
MID CON STORAGE ASSETS
Michcon
Union Gas
Wash10
GULF/ SOUTHERN STORAGE ASSETS
Bear Creek
Caledonia
Golden Triangle
Katy
Leaf River
Mississippi Hub
Worsham - Steed
NORTHERN STORAGE ASSETS
Columbia
Northern
Tetco SS1
Steckman
POWER PLANTS MANAGED
Athens
Brunner Island
Camden Cogen
Dartmouth
Elmwood Creek
Lower Mount Bethel
Martins Creek
Millennium Power
Newark Bay Cogen
Pedricktown Cogen
York Cogen
Wagner

New Jersey Resources

Proven Track Record of Success

Consistent Profitability Since 1995 with Strong Financial Margins and NFE; Able to Cover Physical Asset Demand Charges Even During Extremely Unfavorable Market Conditions (FY2020)



Millions
$97
$56
$25
$90
$44
$19
$100
$37
$11
$92
$47
$19
$107
$172
$80
$73
$91
$42
$80
$55
$22
$80
$50
$19
$117
$122
$60
$89
$29
$3
$118
$10
($9)
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
Demand Charges and Other
Financial Margin
NFE

New Jersey Resources

Note: Based on an annual Net Financial Earnings basis
A reconciliation of Financial Margin to Operating income can be found in the Appendix.



Key Takeaways

Energy Services

- Connected assets in opportunistic locations
- Strong customer relationships
- Proven track-record and risk management strategies
- Pursuing higher fee-based earnings
- Long option strategy provides significant upside potential with limited downside risk

New Jersey Resources


New Jersey
Resources

Financial Review

Pat Migliaccio
SVP & Chief Financial Officer

Financial Priorities to Drive Organic Growth and Value Creation


Focus on highest growth opportunities – NJNG & CEV
Emphasis on CFFO to drive growth and fuel dividend
Balance investment in business & returning capital to shareholders
Maintain NJNG's solid investment grade credit rating
Target strong NJR capital structure

Review of FY2020 NFE Changes



Millions
$175.0
$48.8
$3.6
$24.5
$10.8
$4.1
$196.2
FY2019
NJNG
S&T
CEV
ES
HS & Other
FY2020

FY2019 – Consolidated NFE (millions)	$175.0
NJNG	**$48.8**
Utility Gross Margin	$67.7
Increase in D&A	($13.9)
Increase in Income Taxes	($17.6)
O&M and Other	$12.6
Storage & Transportation	**$3.6**
Operating Income from Leaf River and Adelphia	$16.5
Equity in Earnings of Affiliates & Income Taxes	($1.9)
Interest Expense and Other	($11.0)
Clean Energy Ventures	**($24.5)**
Revenue (excluding Wind)	$9.7
Wind revenue (sold in FY2019)	($5.2)
Increase in D&A	($4.9)
ITCs recognized on projects placed in service	($24.2)
Other	$0.1
Energy Services	**($10.8)**
Financial Margin	($18.8)
O&M	$3.6
Interest Expense, Income Tax and Other	$4.4
Home Services and Other	**$4.1**
Decrease in O&M Expenses	$3.3
Income tax provision & Other	$0.8
FY2020 – Consolidated NFE (millions)	**$196.2**

New Jersey Resources

Net Financial Earnings per Share Reset in Fiscal 2021

FY2021 is a reset year with a significant decrease in NFE mainly driven by:

- Change in ITC accounting methodology
- Impact of non-recurring expenses associated with the implementation of our new ERP system
- Higher employee costs including the impact of lower discount rates on medical and post-retirement benefits
- Energy Services to contribute between 3% and 4% of total NFE



$2.07
($0.32)
$1.75
($0.08)-
($0.10)
($0.12)-
($0.16)
($0.05)-
($0.07)
($0.05)-
($0.07)
$0.18-
$0.20
$1.55-
$1.65
Most of these costs to be included as part of FY2020 rate case
$0.05-$0.07 in FY2021 or 3%-4% of NFE
2020 Results
Switch to Deferral...
2020 Post Accouting...
IT Investments
Employee Costs
Infrastructure Regulatory...
Other
Energy Services
2021 Guidance

New Jersey Resources

Key Business Drivers Overview

NJNG Rate Base Growth
Billions


~11%
CAGR
$1.76
$2.99
2019 Rate Base
2024 Rate Base

NJR's Solar Capacity in Service
Installed Capacity (MW)


~20%
CAGR
357
435
529
644
775
FY2020A
FY2021E
FY2022E
FY2023E
FY2024E

Storage &Transportation FY2020 Adjusted EBITDA[1]
Millions


~20%
CAGR
$31.1
$64.0 - $69.0
FY2020A
FY2024E

Revenue by Fee Type


84%
90%
IG or Credit Support
16%
Take-or-Pay
Variable

Energy Services Profitability

- NFEPS of $0.05-$0.07 in FY 2021 (3%-4% of total)
- Constructive supply/demand fundamentals for FY 2021

FY2021 NFE Segment Contribution


ES
~4%
NJNG
S&T
HS & Other
CEV
Energy Services

New Jersey Resources

1. A reconciliation from Adjusted EBITDA to net income can be found in the Appendix.

Attractive Long-Term NFEPS Growth

Reset Year in FY2021 Followed by ~30% Growth in FY2022 and 6%-10% Annually Thereafter

Net Financial Earnings per Share



$2.07
$0.32
$1.75
$1.55 - $1.65
~30%
$2.05 - $2.15
6%-10%
LONG-TERM
ANNUAL GROWTH
FY2020A
FY2021E
FY2022E
NFEPS
Pro forma impact of accounting change

New Jersey Resources

Committed to Maintaining and Growing Dividend Supported by Strong Cash Flow from Operations

Long-Term Annual Dividend Growth of 6%-10%

Dividend per Share



$1.27
$1.33
$1.41 - $1.46
FY2020A
FY2021E
FY2022E

6%-10%
LONG-TERM ANNUAL DIVIDEND GROWTH

Cash Flow from Operations
Millions

~20%
CAGR FY2020 – FY2024



$213
$300-$320
$340-$360
$460-$480
FY2020A
FY2021E
FY2022E
FY2024E

New Jersey Resources

Higher Quality of Payout Ratios[1]

Dividend payout ratio increases in FY2021 due to NFE reset and quickly normalizes to ***~70%*** *due to strong NFE growth*

Ratio of dividends to CFFO normalizes to ***~35%,*** *a significant decrease compared to current levels*



Dividend as Percentage of NFE
60%
80%-85%
68%-73%
68%-73%
FY2020A
FY2021E
FY2022E
FY2024E
NFE
Dividend Payout



Dividend as Percentage of CFFO
55%
36%-46%
35%-45%
31%-41%
FY2020A
FY2021E
FY2022E
FY2024E
CFFO
Dividend Payout

New Jersey Resources

1. Based on midpoint of range

Segment Contributions

NJNG Continues to Generate Majority of NFE

Net Financial Earnings Per Share



$2.07
$0.06
$0.19
$0.56
$1.34
($0.08)
FY2020
$1.55-$1.65
FY2021
$2.05-$2.15
FY2022
NJNG
CEV
S&T
ES
HS & Other

6%-10%

LONG-TERM ANNUAL GROWTH

Net Financial Earnings Segment Contributions

	FY2020	FY2021	FY 2022 and Long-Term
NJNG	65%	65%-72%	**60%-70%**
CEV	27%	15%-20%	**20%-25%**
S&T	9%	8%-10%	**8%-12%**
ES	-4%	3%-4%	**0%-5%**
HS & Other	3%	0%-2%	**0%-2%**

Impact of Change in Accounting Policy for ITCs

Deferral Method Results in More Stable, Predictable NFE

	Flow-through Method	Deferral Method *Preferred methodology*	Tax Equity Under Any Method
ITC NFE Impact	Immediate recognition to NFE	ITC amortized over life of the project	ITC recognized over the recapture period (5 years)
ITC Cash Flow Impact	Realized when there is tax liability to offset	Realized when there is tax liability to offset	Cashflow realized over 5 to 7 years as reduction in debt extended by tax equity provider

	2021	2022	2023	2024
Statutory ITC rate	22%	10%	10%	10%
Expected Safe-Harbored ITC rate	26%	26%	22%	22%

Deferral Method Accounting will Reduce Annual and Quarterly NFE Volatility
Millions



$70
$60
$50
$40
$30
$20
$10
$0
FY2011
FY2012
FY2013
FY2014
FY2015
FY2016
FY2017
FY2018
FY2019
FY2020
FY2021
FY2022
FY2023
FY2024
Actual Flow-through Method
Pro-Forma Deferral Method

New Jersey Resources

Maintaining Efficient Monetization of ITCs through Tax Equity Financing

Prioritizing Tax Equity Financing in the Form of Sale Lease-Backs Provides a Path for Increasing Solar Investment

Cash Benefit of ITCs

Balance Sheet Financing

Realized when there is tax liability to offset

- Immediate for federal cash tax-payers
- Deferred if tax credits exceed tax liability

Tax Equity Financing (sale lease-backs)

Cashflow realized over 5-7 years as reduction in debt extended by tax equity provider

- Tax equity provider uses ITC to satisfy its tax liability and transfers a significant portion of its value to NJR

Tax Credit Carryforward

ITC Carryforward, Millions



2021
NJR switches to use of Tax Equity Financing
FY2021 - FY2024
$195
FY2020A
FY2021E
FY2022E
FY2023E
FY2024E
ITC Carryforward - On-Balance Sheet Financing
ITC Carryforward - Tax Equity Financing

Strong Balance Sheet Provides Financial Flexibility

NJNG to Maintain Strong Investment Grade Ratings; NJR Improving Investment Grade Profile with No Block Equity Needs in the Foreseeable Future

Current Credit Ratings

	NJNG (Secured Rating)	NJR (Unsecured Rating)
NAIC	NAIC-1	NAIC-2 (+)
Moody's	A1 (Stable)	
Fitch	A+ (Stable)	

Adjusted FFO/ Adjusted Debt[1]


14.3%
~14.0%
~16.0%
~18.5%
FY2020A
FY2021E
FY2022E
FY2024E

1. Internal estimates based on Fitch Ratings methodology. Ratio represents inverse of FFO-adjusted leverage ratio. A reconciliation from adjusted funds from operations to cash flows from operating activities and adjusted debt to long-term and short-term debt can be found in the Appendix. Adjusted funds from operations is cash flows from operating activities, plus components of working capital, cash paid for interest (net of amounts capitalized), capitalized interest, the incremental change in SAVEGREEN loans, grants, rebates, and related investments, and operating lease expense. Adjusted debt is total long-term and short-term debt, net of cash and cash equivalents, excluding solar asset financing obligations but including solar contractually committed payments for sale lease-backs, debt issuance costs, and other Fitch credit metric adjustments.

Liquidity and Term Debt Maturity Schedule

- Manageable debt repayment schedule with no significant maturity towers in any particular year
- Substantial liquidity available for both NJNG and NJR

Term Debt Maturity Schedule
as of September 30, 2020, Millions[1]



$50
$50
$170
$50
$100
$-
$150
$150
$130
$120
$130
$80
$11
$10
$47
$10
$41
$55
$100
$125
$125
$100
$125
$100
$75
22 23 24 25 26 27 28 29 30 31 32 33 38 39 40 41 42 43 44 45 46 47 48 49 50 59 60
NJNG
NJR

Available Liquidity
as of September 30, 2020, Millions



$1,089
$117
$47
$250
$425
$250
$1,089
$952
$11
$125
Liquidity Sources
Liquidity Uses
Cash
Equity Forward
NJR 364-day Facility
NJR Credit Facility
NJNG Credit Facility
Available Liquidity
LCs
NJR Notes Payable

New Jersey Resources

1. Term debt only (excludes capital leases and solar asset financing obligations). Grouped by fiscal years.

Sources & Uses of Funds Forecast

More than Half of Funding Needs Generated from Internally Generated Cash Flows


FY2021- FY2024
Sources ~$3.0B
Uses ~$3.0B
~50%
Cash Flow from Operations
~3%
Cash on Hand
~47%
Financing Activities
~19%
Dividend
~81%
Capital Expenditures

New Jersey Resources

Well-Positioned for Significant Value Creation

Implementing Strategic Plan to Drive Continued, Organic Growth Across Portfolio

6-10%
LONG-TERM
NFEPS GROWTH
(AFTER FY2021)

6-10%
LONG-TERM
ANNUAL DIVIDEND
GROWTH PER SHARE

~20%
ANNUAL CFFO GROWTH
FY2020-FY2024

~11%
RATE BASE CAGR
FY2019-FY2024

$2.6B
PLANNED CAPEX
FY2021-FY2024



Closing

Steve Westhoven
President & CEO

Capitalizing on Clear Market Opportunities to Drive Organic Growth and Value Creation

Fundamental Beliefs

- Shift to low carbon and renewables
- Natural gas will continue to play vital role in energy future
- Existing gas infrastructure will become more valuable
- Solar power is core to public policy and generation cost will continue to decrease

Key Business Initiatives

- Grow Core Businesses, NJNG and CEV
- More Predictable and Stable NFE
- Invest in the Clean Energy Future

De-Risked Financial Targets

6-10%
Long-Term NFEPS Growth after FY2021

6-10%
Long-Term Annual Dividend Growth per Share

~20%
Annual CFFO Growth FY2020-FY2024

~11%
Rate Base CAGR FY2019-FY2024

$2.6B
Planned Capex FY2021-FY2024



Q&A



Appendix

Reconciliation of NFE and NFEPS to Net Income for FY2020

- NFE is a measure of earnings based on eliminating timing differences surrounding the recognition of certain gains and losses, net of applicable tax adjustments, to effectively match the earnings effects of the economic hedges with the physical sale of natural gas, SRECs and foreign currency contracts
- NFE eliminates the impact of volatility to GAAP earnings associated with unrealized gains and losses on derivative instruments in the current period

Net Financial Earnings, FY2020

(Millions)

Net Income	**$193.9**
Add Back	
Unrealized loss (gain) on derivative instruments and related transactions	($9.6)
Tax effect	$2.3
Effects of economic hedging related to natural gas inventory	$12.7
Tax effect	($3.0)
Net Financial Earnings	**$196.2**

Weighted Average Shares Outstanding	
Basic	94.8
Diluted	95.1

Basic Earnings Per Share	$2.05
Add Back	
Unrealized loss (gain) on derivative instruments and related transactions	($0.10)
Tax effect	$0.02
Effects of economic hedging related to natural gas inventory	$0.13
Tax effect	($0.03)
Basic Net Financial Earnings Per Share	**$2.07**

Reconciliation of S&T's Adjusted EBITDA to Net Income for FY2020

- Adjusted EBITDA is earnings, including equity in earnings of affiliates, before interest, income taxes, depreciation and amortization, and Other Income, net, which includes non-cash earnings of AFUDC from our wholly owned subsidiaries Leaf River and Adelphia Gateway

S&T Adjusted EBITDA, FY2020
(Millions)

S&T's Net Income (GAAP)	**$18.3**
Add Back	
Income tax expense	$4.2
Interest expense, net	$13.1
Depreciation and amortization	$9.3
Remove	
Other Income, net (including AFUDC)	($7.3)
Adjusted EBITDA (Non-GAAP)	**$37.6**

Memo	
Less: Equity in earnings from PennEast	($7.4)
Adjusted EBITDA excluding PennEast	$30.2

Reconciliation of Adjusted Funds from Operations to Cash Flow from Operations for FY2020

- Adjusted funds from operations is cash flows from operating activities, plus components of working capital, cash paid for interest (net of amounts capitalized), capitalized interest, the incremental change in SAVEGREEN loans, grants, rebates, and related investments, and operating lease expense
- Adjusted debt is total long term and short-term debt, net of cash and cash equivalents, excluding solar asset financing obligations but including solar contractually committed payments for sale lease backs, debt issuance costs, and other Fitch credit metric adjustments

Adjusted Funds from Operations, FY2020
(Millions)

Cash Flow from Operations	**$213.5**
Add back	
Components of working capital	$8.1
Cash paid for interest (net of amounts capitalized)	$66.1
Capitalized Interest	$6.5
SAVEGREEN loans, grants, rebates and related investments	$30.8
Operating cash flows from operating leases	$8.8
Adjusted FFO (Non-GAAP)	**$333.8**

Adjusted Debt, FY2020
(Millions)

Long-Term Debt (including current maturities)	**$2,286.7**
Short-Term Debt	**$125.4**
Exclude	
Cash on Hand	($117.0)
CEV Sale-Leaseback Debt	($122.3)
Include	
CEV Sale lease-back Contractual Commitments	$85.0
Debt Issuance Costs	$12.6
Operating Lease Debt estimate (8x lease expense)	$70.4
Adjusted Debt (Non-GAAP)	**$2,340.7**

Fourth Quarter and Fiscal 2020 NFE by Business Unit

(Thousands)

	Three Months Ended September 30			Twelve Months Ended September 30		
	2020	2019	Change	2020	2019	Change
New Jersey Natural Gas	($15,258)	($18,402)	$3,144	$126,902	$78,062	$48,840
Clean Energy Ventures	55,840	52,676	3,164	53,023	77,473	(24,450)
Storage and Transportation	7,434	3,488	3,946	18,311	14,689	3,622
Energy Services	1,638	(10,726)	12,364	(7,873)	2,918	(10,791)
Home Services & Other	5,067	(1,080)	6,147	5,882	1,818	4,064
Total	**$54,721**	**$25,956**	**$28,765**	**$196,245**	**$174,960**	**$21,285**
NFEPS	**$0.57**	**$0.29**	**$0.28**	**$2.07**	**$1.96**	**$0.11**

Key Business Assumptions

6%-10% Annual NFEPS Growth From FY2022-FY2024

FISCAL 2021

NJNG
- SRL in-service
- SRL rate case filed[1]
- Customer Growth
- IIP approved

CEV
- ~$165M Investment
- ITCs Safe-Harbored

S&T
- Construction on Adelphia south line
- No reliance on PennEast

Energy Services
- Minimal reliance on ES
- Focus on fee-transactions

FISCAL 2022

NJNG
- New base rates (SRL)
- Customer Growth

CEV
- ~$200M Investment
- ITCs Safe-Harbored

S&T
- Adelphia southern line in-service
- No reliance on PennEast

Energy Services
- Minimal reliance on ES
- Focus on fee-transactions

FISCAL 2023

NJNG
- IT rate case filed[2]
- Customer Growth

CEV
- ~$225M Investment
- ITCs Safe-Harbored

S&T
- No reliance on PennEast

Energy Services
- Minimal reliance on ES
- Focus on fee-transactions

FISCAL 2024

NJNG
- New base rates (IT)
- Customer Growth

CEV
- ~$250M Investment

S&T
- Adelphia expansion project commences
- No reliance on PennEast

Energy Services
- Minimal reliance on ES
- Focus on fee-transactions

New Jersey Resources

1. Filing to recover costs associated with the construction of SRL
2. Filing to recover costs associated with remaining portion of IT infrastructure improvements

NJR Capital Plan

(Millions)

		FY2021	FY2022	FY2023 & FY2024	Near Real Time Return?
New Jersey Natural Gas	New Customer	$52 - $54	$56 - $59	$98 - $109	Yes
	Maintenance & Integrity	$92 - $95	$142 - $150	$218 - $241	
	SAFE II/ NJ RISE	$36 - $38	$3 - $3		Yes
	IIP	$6 - $7	$10 - $11	$82 - $90	Yes
	SRL	$63 - $66			
	IT	$36 - $38	$58 - $62	$36 - $40	
	RNG & P2G	$23 - $24	$19 - $20		
	Cost of Removal/ Other	$126 - $131	$61 - $65	$103 - $114	
	SAVEGREEN	$37 - $38	$44 - $46	$86 - $95	Yes
		$471 - $490	**$392 - $416**	**$623 - $689**	
Clean Energy Ventures	Sunlight Advantage	$25 - $26	$24 - $26	$50 - $56	
	Commercial Solar	$137 - $143	$170 - $180	$404 - $446	
		$162 - $168	**$194 - $206**	**$454 - $502**	
Storage and Transportation	Adelphia Gateway	$143 - $149	$2 - $3	$56 - $62	
	Leaf River	$22 - $23	$10 - $11	$8 - $8	
		$165 - $172	**$12 - $13**	**$63 - $70**	
Grand Total		**$798 - $831**	**$598 - $635**	**$1,140 - $1,260**	

NJR Projected Cash Flows

(Millions)

		FY2020	FY2021	FY2022	FY2023 & FY2024
Cash Flow from Operations		**$213**	**$300 - $320**	**$340 - $360**	**$830 - $870**
Uses of Funds	Capital Expenditures[1]	$470	$761 - $792	$555 - $589	$1,055 - $1,166
	Acquisition - S&T Assets	$524			
	Dividends	$118	$127 - $132	$135 - $140	$308 - $319
	Total Uses of Funds	**$1,112**	**$888 - $924**	**$690 - $729**	**$1,363 - $1,485**
Financing Activities	Common Stock Proceeds - Issuance[2]	$231	$47 - $47		
	Common Stock Proceeds - DRIP		$16 - $18	$17 - $19	$38 - $42
	Debt Proceeds/Other	$667	$525 - $539	$333 - $350	$494 - $573
	Total Financing Activities	**$898**	**$588 - $604**	**$350 - $369**	**$533 - $615**

New Jersey Resources

1. Excludes SAVEGREEN investments, which are included in Cash Flow from Operations
2. For FY2021 only includes equity forward from November 2019 equity issuance

Covid-19 Update

Our Team	• Non-essential employees continue to work remotely • Essential employees in the field or office are following CDC and state guidelines
Our Customers and Communities	• Continue to suspend customer disconnects and late fees • Energy assistance available for customers' bills through assistance programs from federal, state and NJNG's Gift of Warmth programs • Donations for community support (local food banks) and NJ Pandemic Relief Fund
Our Business	• Business operations not materially affected at any of our businesses so far, including construction and capital programs • Despite the pandemic, NJNG continued to add customers, but at a slightly slower pace. Added 8,349 new customers during fiscal 2020, compared with 9,711 in fiscal 2019 • On October 15, 2020, Governor Murphy issued Executive Order 190 which extended the moratorium on customer shut-offs due to non-payment • No material increase in our accounts receivable due to the pandemic so far. In addition, the BPU has approved the establishment of a regulatory asset for NJ Utilities to defer certain costs associated with the response to COVID-19. NJNG may defer these costs and seek recovery in a future rate case or stand-alone filing • Strong liquidity position

Environmental, Social and Governance Efforts are Key Priorities

Environmental

Reduce operational emissions

- Achieved our goal of reducing New Jersey operational emissions to 50% of 2006 levels
- Reduced methane emissions by more than 900 metric tons in last five years

Expand customer energy efficiency opportunities

- Submitted energy-efficiency filing to support nearly $250 million of programs
- The SAVEGREEN Project® has invested more than $212 million through rebates and on-bill repayment programs

Embrace innovations that deliver energy with improved environmental outcomes

- Invested nearly $1 billion to install 350 MW of renewable energy capacity, including America's largest floating solar array
- Became the first N.J. utility to join the RNG Coalition

Social

Continually adopt and promote best practices in human capital management

- Established Human Rights policy in 2020
- Several ESG measures incorporated into our annual incentive compensation for executives

Engage with our local communities and nonprofits

- Support for 1,887 non-profit organizations through donations and volunteer hours

Maintain industry-best safety standards to protect the well-being of our employees, customers and the communities we serve.

- Quickly adhered to State and CDC guidelines to prevent the spread COVID-19
- Average emergency response time in the top quartile of American Gas Association (AGA)
- 2020 DART incident rate below 2019 AGA benchmarking median

Governance

Promote strong corporate governance practices

- Increased racial and gender diversity of the Board of Directors during FY2020
- Continued Board refreshment with three new directors added in last two years
- Appointed independent Board Chairman in January 2020

Increase transparency about sustainability progress

- 2020 Sustainability Report will include reporting under the SASB framework (tentative)
- AGA Sustainability template completed for easier comparison to peer companies

Additional Quarterly Financial Drivers


FY2021E NJNG Utility Gross Margin
29%
40%
18%
13%
Q1
Q2
Q3
Q4


FY2021E REC Revenue
1%
1%
12%
86%

NJR CEV – SREC Hedging Strategy Stabilizes Revenue

As of November 18, 2020

Energy Year 2022


28
371
Hedged
Unhedged

Percent Hedged	Average Price	Current Price (EY)
93%	$199	$227

Energy Year 2023


158
239
Hedged
Unhedged

Percent Hedged	Average Price	Current Price (EY)
59%	$197	$208

Energy Year 2024


309
86
Hedged
Unhedged

Percent Hedged	Average Price	Current Price (EY)
22%	$183	$190

Certain Acronyms Used

AFUDC	Allowance for Funds Used During Construction
AG	Adelphia Gateway
AMA	Asset Management Agreement
Bcf	Billion Cubic Feet
BGSS	Basic Gas Supply Service
BPU	New Jersey Board of Public Utilities
CapEx	Capital Expenditures
CEV	NJR Clean Energy Ventures
CFFO	Cash Flow From Operations
CH_4	Methane
CIP	Conservation Incentive Program
CO_2	Carbon Dioxide
CO_2e	Carbon Dioxide Equivalent
COVID-19	Novel Coronavirus Disease
CR&R	Commercial Realty & Resources Corp.
DART	Days Away Restricted Time
dth	Dekatherms
EBITDA	Earnings Before Interest, Taxes and Depreciation
EE	Energy Efficiency
EIA	Energy Information Association
EMP	Energy Master Plan
ES	Energy Services
EPC	Engineering, Procurement and Construction
EPS	Earnings Per Share
ERP	Enterprise Resource Planning
ESG	Environmental, Social, Governance
EV	Electric Vehicle
FASB	Financial Accounting Standards Board
FERC	Federal Energy Regulatory Commission
GW	Gigawatt
HS	NJR Home Services
IG	Investment Grade
IIP	Infrastructure Investment Program
ISS	Institutional Shareholder Services
IT	Information Technology
ITC	Investment Tax Credit
LDCC	Leadership Development and Compensation Committee
Leaf River	Leaf River Energy Center LLC
LNG	Liquefied Natural Gas
mmdth	Million Dekatherms
MW	Megawatt
MWh	Megawatt Hour
NAIC	National Association of Insurance Companies
NFE	Net Financial Earnings
NJ RISE	New Jersey Reinvestment In System Enhancement
NJCEP	New Jersey's Clean Energy Program
NJDEP	New Jersey Department of Environmental Protection
NJNG	New Jersey Natural Gas Company
NJR	New Jersey Resources Corporation
NJRCEV	NJR Clean Energy Ventures Corporation
NJRES	NJR Energy Services Company
NJRHS	NJR Home Services Company
O&M	Operations and Maintenance
PADEP	Pennsylvania Department of Environmental Protection
PECO	Philadelphia Electric Company
PennEast	Penneast Pipeline Company, LLC
PJM	Pennsylvania, Jersey, Maryland Power Pool
PPA	Power Purchase Agreement
REC	Renewable Energy Certificate
RNG	Renewable Natural Gas
ROE	Return on Equity
S&T	Storage and Transportation (Formerly Midstream)
SAFE II	Safety Acceleration and Facility Enhancement Program, Phase II
SASB	Sustainability Accounting Standards Board
SAVEGREEN	The SAVEGREEN Project®
SREC	Solar Renewable Energy Certificate
SRL	Southern Reliability Link
Steckman Ridge	Steckman Ridge GP, LLC and Steckman Ridge, LP
tBTU	Trillion British Thermal Units
TETCO	Texas Eastern Transmission Company
TRANSCO	Transcontinental Pipeline Company
TREC	Transitional Renewable Energy Credit